SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2003

CISCO SYSTEMS, INC.

(Exact name of the Registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-18225	77-0059951
(Commission File Number)	(IRS Employer Identification No.)

170 West Tasman Drive, San Jose, California	95134-1706
(Address of principal executive offices)	(Zip Code)

(408) 526-4000

(The Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure.

On May 31, 2003, Cisco Systems, Inc. (the “Registrant”) completed its acquisition of the business of privately-held The Linksys Group, Inc. of Irvine, California.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CISCO SYSTEMS, INC.

Dated: June 5, 2003	By:	/s/ DANIEL SCHEINMAN
Daniel Scheinman, Senior Vice President and Assistant Secretary